UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 27, 2006

Huntsman Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-32427	42-1648585
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Huntsman International LLC

(Exact name of registrant as specified in its charter)

Delaware	333-85141	87-0630358
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

500 Huntsman Way
Salt Lake City, Utah		84108
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (801) 584-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.  Completion of Acquisition or Disposition of Assets.

On June 27, 2006, Huntsman Petrochemical Corporation (“Huntsman Petrochemical”) and Huntsman Fuels, L.P. (together with Huntsman Petrochemical, the “Sellers”), each a subsidiary of Huntsman International LLC, which is a wholly-owned subsidiary of Huntsman Corporation (“Huntsman”), completed the sale of their U.S. butadiene and MTBE business to Texas Petrochemicals LP (“Texas Petrochemicals”). The total purchase price was approximately $262 million, $192 million of which was paid at closing, and an additional $70 million of which will be payable following the restart of Huntsman’s Port Arthur, Texas olefins manufacturing plant and the related resumption of crude butadiene supply to Texas Petrochemicals, provided that certain intermediate steps toward restarting the plant are taken and that the restart is within 30 months of closing. The final purchase price remains subject to a customary post-closing working capital adjustment.

Huntsman’s PO/MTBE and Oxides/Olefins facilities in Port Neches, Texas and its facility in Port Arthur, Texas were not included in the sale.

On June 27, 2006, Huntsman issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(b)  Pro Forma Financial Information.

The pro forma financial information required pursuant to Article 11 of Regulation S-X is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

(d)  Exhibits.

Exhibit 99.1	Press Release dated June 27, 2006
Exhibit 99.2	Huntsman Corporation and Subsidiaries Pro Forma Condensed Consolidated Balance Sheet (Unaudited) as of March 31, 2006
Huntsman Corporation and Subsidiaries Pro Forma Consolidated Statement of Operations (Unaudited) for the year ended December 31, 2005
Huntsman Corporation and Subsidiaries Pro Forma Condensed Consolidated Statement of Operations (Unaudited) for the three months ended March 31, 2006
Huntsman International LLC and Subsidiaries Pro Forma Condensed Consolidated Balance Sheet (Unaudited) as of March 31, 2006
Huntsman International LLC and Subsidiaries Pro Forma Consolidated Statement of Operations (Unaudited) for the year ended December 31, 2005
Huntsman International LLC and Subsidiaries Pro Forma Condensed Consolidated Statement of Operations (Unaudited) for the three months ended March 31, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

HUNTSMAN CORPORATION
HUNTSMAN INTERNATIONAL LLC

/s/ Sean Douglas
Sean Douglas
Vice President and Treasurer

Dated:  June 30, 2006

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release dated June 27, 2006
99.2	Huntsman Corporation and Subsidiaries Pro Forma Condensed Consolidated Balance Sheet (Unaudited) as of March 31, 2006
Huntsman Corporation and Subsidiaries Pro Forma Consolidated Statement of Operations (Unaudited) for the year ended December 31, 2005
Huntsman Corporation and Subsidiaries Pro Forma Condensed Consolidated Statement of Operations (Unaudited) for the three months ended March 31, 2006
Huntsman International LLC and Subsidiaries Pro Forma Condensed Consolidated Balance Sheet (Unaudited) as of March 31, 2006
Huntsman International LLC and Subsidiaries Pro Forma Consolidated Statement of Operations (Unaudited) for the year ended December 31, 2005
Huntsman International LLC and Subsidiaries Pro Forma Condensed Consolidated Statement of Operations (Unaudited) for the three months ended March 31, 2006